Exhibit 10.1
AMENDMENT NO. 2 TO CREDIT AGREEMENT
     This AMENDMENT NO. 2 TO CREDIT AGREEMENT dated as of December 7, 2007 (this “Amendment”) is among GRANITE CONSTRUCTION INCORPORATED, a Delaware corporation (the “Borrower”), each of the Guarantors listed on the signature pages hereto (the “Guarantors”), BANK OF AMERICA, N.A., in its capacity as administrative agent under the Credit Agreement described below (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.
WITNESSETH:
     WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into a Credit Agreement dated as of June 24, 2005 (as amended by Amendment No. 1 to Credit Agreement dated as of June 23, 2006, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower a revolving credit facility, including a letter of credit subfacility and a swing line subfacility;
     WHEREAS, each of the Guarantors has entered into a Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of the Borrower under the Credit Agreement and the other Loan Documents; and
     WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it desires to amend certain provisions of the Credit Agreement as set forth below and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendment on the terms and conditions contained in this Amendment;
     NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:
     1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is amended as follows:
     (a) The existing definition of “Project Debt” is deleted from Section 1.01 and the following new definition is inserted in lieu thereof in the appropriate alphabetical position therein:
     “Project Debt” means, in respect of any GLC Venture (the “obligor”), any Indebtedness of such obligor incurred in the Ordinary Course of Business of such obligor and of the Borrower and its Restricted Subsidiaries, secured by a Lien on assets of such obligor, but as to which there is no general recourse to the Borrower or any Restricted Subsidiary except against such obligor (i) for breach of customary representations and warranties, or (ii) to the extent such obligor is a limited liability company, corporation, limited partnership or other entity as to which neither the Borrower nor any Subsidiary (other than obligor) is, directly or indirectly (at law, through any Guaranty Obligation or otherwise), liable to pay the debts of such obligor.

     (b) The following new definition is inserted in Section 1.01 in the appropriate alphabetical position therein:
     “2007 Note Agreement” means that certain Note Purchase Agreement to be dated on or about December ___, 2007, among the Borrower, the purchasers of the Borrower’s Series 2007-A Senior Notes party thereto, and the purchasers of additional notes from time to time party thereto.
     (c) The reference to “$50,000,000” is deleted where it appears in clause (g) of Section 7.02 and a reference to “$75,000,000” is inserted in lieu thereof.
     (d) The reference to “$150,000,000” is deleted where it appears in clause (h) of Section 7.02 and a reference to “$225,000,000” is inserted in lieu thereof.
     (e) Clause (h) of Section 7.03 is deleted in its entirety and the following is inserted in lieu thereof:
     (h) Indebtedness (other than Guaranty Obligations as to which an Unrestricted Subsidiary is the primary obligor and other than Indebtedness incurred for the benefit of an Unrestricted Subsidiary), comprised solely of (i) the outstanding principal amount of obligations, whether current or long-term, for borrowed money and all obligations evidenced by bonds (other than performance, surety and appeal bonds), debentures, notes, loan agreements or other similar instruments, (ii) Attributable Indebtedness in respect of capital leases and Synthetic Lease Obligations, (iii) Indebtedness under the 2007 Note Agreement, or (iv) without duplication, Guaranty Obligations (other than Guaranty Obligations as to which an Unrestricted Subsidiary is the primary obligor) with respect to Indebtedness of the types specified in the immediately preceding clauses (i), (ii) and (iii); provided that, (x) the aggregate principal amount of outstanding Indebtedness of the types permitted by the immediately preceding clauses (i) and (ii) shall not exceed $100,000,000 at any time; (y) the aggregate principal amount of outstanding Indebtedness of the types permitted by the immediately preceding clauses (i), (ii) and (iii) shall not exceed $300,000,000 at any time; and (z) no such Indebtedness shall be permitted under this clause (h) if such Indebtedness represents Indebtedness of any co-joint venturer in any Joint Venture, to which the Borrower or any Subsidiary is a party, that is assumed by the Borrower or any Subsidiary, if such Indebtedness was not originally incurred by such co-joint venturer in connection with (and relate solely to) the subject Joint Venture; and
     (f) The reference to “5%” is deleted where it appears in clause (g) of Section 7.05 and a reference to “10%” is inserted in lieu thereof.
     (g) The reference to “$50,000,000” is deleted where it appears in clause (e) of Section 7.07 and a reference to “$250,000,000” is inserted in lieu thereof.

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     (h) Section 7.11(c) is amended by inserting “the 2007 Note Agreement or” immediately before the words “any note purchase agreement” in the second line of clause (iii).
     (i) Section 7.12 is deleted in its entirety and the following is inserted in lieu thereof:
     7.12 Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, (a) to purchase or carry margin stock (within the meaning of Regulation U of the FRB), to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose, or to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act if, following the application of the proceeds of such Credit Extension, more than 25% of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a consolidated basis) subject to the provisions of Section 7.01 or Section 7.05 or subject to any restriction contained in any agreement or instrument within the scope of Section 8.01(e) will be margin stock, or (b) for the benefit of an Unrestricted Subsidiary.
     (j) Section 7.13(a) is deleted in its entirety and the following is inserted in lieu thereof:
     (a) Consolidated Tangible Net Worth. Permit Consolidated Tangible Net Worth at any time to be less than the sum of (a) $510,000,000 plus (b) an amount equal to 50% of the Consolidated Net Income earned in each fiscal quarter ending after December 31, 2007 (with no deduction for a net loss in any such fiscal quarter) plus (c) an amount equal to 50% of the aggregate increases in Consolidated Stockholders’ Equity after December 31, 2007 by reason of the issuance and sale of capital stock of the Borrower.
     2. Effectiveness; Conditions Precedent. The effectiveness of this Amendment and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent:
     (a) the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:
     (i) one or more counterparts of this Amendment, duly executed by Borrower, each of the Guarantors, the Administrative Agent, and Lenders constituting Required Lenders; and
     (ii) such other documents, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably request; and

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     (b) all other fees and expenses payable to the Administrative Agent (including the fees and expenses of counsel to the Administrative Agent) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).
     3. Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guaranty to which such Guarantor is a party (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of such Guaranty against such Guarantor in accordance with its terms.
     4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:
     (a) The representations and warranties made by each Loan Party in Article V of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct as of such earlier date;
     (b) Since the date of the most recent financial reports of the Borrower delivered pursuant to Section 6.01(a) of the Credit Agreement, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has had or could reasonably be expected to have a Material Adverse Effect;
     (c) The Persons appearing as Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;
     (d) This Amendment has been duly authorized, executed and delivered by the Borrower and Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
     (e) No Default or Event of Default has occurred and is continuing.
     5. Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall

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bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.
     6. Full Force and Effect. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.
     7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic format (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
     8. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of California, and shall be further subject to the provisions of Sections 10.15 and 10.16 of the Credit Agreement.
     9. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
     10. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.
     11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.07 of the Credit Agreement.
[Signature pages follow.]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER: GRANITE CONSTRUCTION INCORPORATED
By:	/s/ William G. Dorey
William G. Dorey
President

By:	/s/ William E. Barton
William E. Barton
Sr. Vice President

GUARANTORS: GRANITE CONSTRUCTION COMPANY
By:	/s/ William G. Dorey
William G. Dorey
President

By:	/s/ William E. Barton
William E. Barton
Sr. Vice President

GRANITE LAND COMPANY
By:	/s/ Scott D. Wolcott
Scott D. Wolcott
President

By:	/s/ William E. Barton
William E. Barton
Sr. Vice President

INTERMOUNTAIN SLURRY SEAL, INC.
By:	/s/ Tracy Coppinger
Tracy Coppinger
President

By:	/s/ David J. Brunton
David J. Brunton
Treasurer

Amendment No. 2 to Credit Agreement
Granite Construction Incorporated
Signature Pages

POZZOLAN PRODUCTS COMPANY (P.P.C.)
By:	/s/ Tracy Coppinger
Tracy Coppinger
President

By:	/s/ David J. Brunton
David J. Brunton
Treasurer & Secretary

GILC INCORPORATED
By:	/s/ William E. Barton
William E. Barton
President

By:	/s/ Jigisha Desai
Jigisha Desai
Chief Financial Officer

GRANITE CONSTRUCTION NORTHEAST, INC.
By:	/s/ William G. Dorey
William G. Dorey
President

By:	/s/ William E. Barton
William E. Barton
Sr. Vice President

Amendment No. 2 to Credit Agreement
Granite Construction Incorporated
Signature Pages

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Brenda H. Little
	Name:	Brenda H. Little
	Title:	Assistant Vice President

Amendment No. 2 to Credit Agreement
Granite Construction Incorporated
Signature Pages

LENDERS: BANK OF AMERICA, N.A.
By:	/s/ Robert W. Troutman
	Name:	Robert W. Troutman
	Title:	Managing Director

Amendment No. 2 to Credit Agreement
Granite Construction Incorporated
Signature Pages

BNP PARIBAS
By:	/s/ Jamie Dillon
	Name:	Jamie Dillon
	Title:	Managing Director

By:	/s/ Sandy Bertram
	Name:	Sandy Bertram
	Title:	Vice President

Amendment No. 2 to Credit Agreement
Granite Construction Incorporated
Signature Pages

HARRIS N.A.
By:	/s/ David Mistic
	Name:	David Mistic
	Title:	Vice President

Amendment No. 2 to Credit Agreement
Granite Construction Incorporated
Signature Pages

UNION BANK OF CALIFORNIA, N.A.
By:	/s/ Charles Thor
	Name:	Charles Thor
	Title:	Credit Officer

Amendment No. 2 to Credit Agreement
Granite Construction Incorporated
Signature Pages

U.S. BANK, N.A.
By:	/s/ Nicholas Berg
	Name:	Nicholas Berg
	Title:	Portfolio Manager

Amendment No. 2 to Credit Agreement
Granite Construction Incorporated
Signature Pages

COMERICA BANK
By:	/s/ Steve Clear
	Name:	Steve Clear
	Title:	AVP

Amendment No. 2 to Credit Agreement
Granite Construction Incorporated
Signature Pages